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                                                                   Exhibit 10.42

                         COMMON STOCK PURCHASE AGREEMENT

         COMMON STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of March 21, 2007, by and between AETHLON MEDICAL, INC., a Nevada corporation (the "Company"), and FUSION CAPITAL FUND II, LLC, an Illinois limited liability company (the "Buyer"). Capitalized terms used herein and not otherwise defined herein are defined in Section 10 hereof.

                                    WHEREAS:

         Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company, up to Eight Million Four Hundred Thousand Dollars ($8,400,000.00) of the Company's common stock, par value $0.001 per share (the "Common Stock") The shares of Common Stock to be purchased hereunder are referred to herein as the "Purchase Shares."

         NOW THEREFORE, the Company and the Buyer hereby agree as follows:

         1.       PURCHASE OF COMMON STOCK.

         Subject to the terms and conditions set forth in this Agreement, the Company has the right to sell to the Buyer, and the Buyer has the obligation to purchase from the Company, Purchase Shares as follows:

         (a) INITIAL PURCHASE; COMMENCEMENT OF BASE AND BLOCK PURCHASES OF COMMON STOCK. On the Filing Date (as defined in Section 4(a) hereof), the Buyer shall buy from the Company as of such date Four Hundred Thousand Dollars ($400,000.00) of Purchase Shares (the "Initial Purchase" and such Purchase Shares are referred to herein as the "Initial Purchase Shares") at the lesser of
(i) the Purchase Price as of the Business Day prior to the Filing Date, or (ii) $0.30. The Initial Purchase Shares shall be issued in certificated form and (subject to Section 5 hereof) shall bear only the restrictive legend set forth in Section 4(e) hereof. Thereafter, the purchase and sale of Purchase Shares hereunder shall occur from time to time upon written notices by the Company to the Buyer on the terms and conditions as set forth herein following the satisfaction of the conditions (the "Commencement") as set forth in Sections 6 and 7 below (the date of satisfaction of such conditions, the "Commencement Date").

         (b) THE COMPANY'S RIGHT TO REQUIRE PURCHASES. Any time on or after the Commencement Date, the Company shall have the right but not the obligation to direct the Buyer by its delivery to the Buyer of Base Purchase Notices from time to time to buy Purchase Shares (each such purchase a "Base Purchase") in any amount up to Thirty Two Thousand Dollars ($32,000.00) per Base Purchase Notice (the "Base Purchase Amount") at the Purchase Price on the Purchase Date. The Company may deliver multiple Base Purchase Notices to the Buyer so long as at least two (2) Business Days have passed since the most recent Base Purchase was completed. Notwithstanding the forgoing, any time on or after the Commencement Date, the Company shall also have the right but not the obligation by its delivery to the Buyer of Block Purchase Notices from time to time to direct the Buyer to buy Purchase Shares (each such purchase a "Block Purchase") in any amount up to One Million Dollars ($1,000,000.00) per Block Purchase Notice at the Block Purchase Price on the Purchase Date as provided herein. For a Block Purchase Notice to be valid the following conditions must be met: (1) the Block Purchase Amount shall not exceed Fifty Thousand Dollars ($50,000.00) per Block Purchase Notice, (2) the Company must deliver the Purchase Shares before 11:00 a.m. eastern time on the Purchase Date and (3) the Sale Price of the Common Stock must not be below $0.30 (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) during the Purchase Date, the date of the delivery of the Block Purchase Notice and during the Business Day prior to the delivery of the Block Purchase Notice. The Block Purchase Amount may be increased to up to One Hundred Thousand Dollars ($100,000.00) per Block Purchase Notice if the Sale Price of the Common Stock is not below $0.40 (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) during the Purchase Date, the date of the delivery of the Block Purchase Notice and during the Business Day prior to the delivery of the Block Purchase Notice. The Block Purchase Amount may be increased to up to Two Hundred Thousand Dollars ($200,000.00) per Block Purchase Notice if the Sale Price of the Common Stock is not below $0.55 (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) during the Purchase Date, the date of the delivery of the Block Purchase Notice and during the Business Day prior to the delivery of the Block Purchase Notice. The Block Purchase Amount may be increased to up to Four Hundred Thousand Dollars ($400,000.00) per Block Purchase Notice if the Sale Price of the Common Stock is not below $0.70 (subject to equitable


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adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) during the Purchase Date, the date of the delivery of the Block Purchase Notice and during the Business Day prior to the delivery of the Block Purchase Notice. The Block Purchase Amount may be increased to up to One Million Dollars ($1,000,000.00) per Block Purchase Notice if the Sale Price of the Common Stock is not below $1.50 (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) during the Purchase Date, the date of the delivery of the Block Purchase Notice and during the Business Day prior to the delivery of the Block Purchase Notice. As used herein, the term "Block Purchase Price" shall mean the lesser of (i) the lowest Sale Price of the Common Stock on the Purchase Date or (ii) the lowest Purchase Price during the previous seven
(7) Business Days prior to the date that the valid Block Purchase Notice was received by the Buyer. However, if at any time during the Purchase Date, the date of the delivery of the Block Purchase Notice or during the Business Day prior to the delivery of the Block Purchase Notice, the Sale Price of the Common Stock is below the applicable Block Purchase threshold price, such Block Purchase shall be void and the Buyer's obligations to buy Purchase Shares in respect of that Block Purchase Notice shall be terminated. Thereafter, the Company shall again have the right to submit a Block Purchase Notice as set forth herein by delivery of a new Block Purchase Notice only if the Sale Price of the Common Stock is above the applicable Block Purchase threshold price during the date of the delivery of the Block Purchase Notice and during the Business Day prior to the delivery of the Block Purchase Notice. The Company may deliver multiple Block Purchase Notices to the Buyer so long as at least two (2) Business Days have passed since the most recent Block Purchase was completed.

         (c) PAYMENT FOR PURCHASE SHARES. The Buyer shall pay to the Company an amount equal to the Purchase Amount with respect to such Purchase Shares as full payment for such Purchase Shares via wire transfer of immediately available funds on the same Business Day that the Buyer receives such Purchase Shares if they are received by the Buyer before 11:00 a.m. eastern time or if received by the Buyer after 11:00 a.m. eastern time, the next Business Day. The Company shall not issue any fraction of a share of Common Stock upon any purchase. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America or wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day.

         (d) PURCHASE PRICE FLOOR. The Company and the Buyer shall not effect any sales under this Agreement on any Purchase Date where the Purchase Price for any purchases of Purchase Shares would be less than the Floor Price. "Floor Price" means $0.25, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

         (e) RECORDS OF PURCHASES. The Buyer and the Company shall each maintain records showing the remaining Available Amount at any give time and the dates and Purchase Amounts for each purchase or shall use such other method, reasonably satisfactory to the Buyer and the Company.

         (f) TAXES. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under this Agreement.


         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer represents and warrants to the Company that as of the date hereof and as of the Commencement Date:

         (a) INVESTMENT PURPOSE. The Buyer is entering into this Agreement and acquiring the Commitment Shares, (as defined in Section 4(e) hereof) (this Agreement, the Purchase Shares and the Commitment Shares are collectively referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term.

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         (b) ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor"
as that term is defined in Rule 501(a)(3) of Regulation D.

         (c) RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

         (d) INFORMATION. The Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been reasonably requested by the Buyer, including, without limitation, the SEC Documents (as defined in Section 3(f) hereof). The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the Securities including a total loss, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

         (e) NO GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         (f) TRANSFER OR SALE. The Buyer understands that except as provided in the Registration Rights Agreement (as defined in Section 4(a) hereof): (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         (g) VALIDITY; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         (h) RESIDENCY. The Buyer is a resident of the State of Illinois.

         (i) NO PRIOR SHORT SELLING. The Buyer represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Buyer, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) "short sale" (as such term is defined in Section 242.200 of Regulation SHO of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

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         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Buyer that as of the date hereof and as of the Commencement Date:

         (a) ORGANIZATION AND QUALIFICATION. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or (ii) the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 3(b) hereof). The Company has no Subsidiaries except as set forth on
Schedule 3(a).

         (b) AUTHORIZATION; ENFORCEMENT; VALIDITY. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and each of the other agreements entered into by the parties on the Commencement Date and attached hereto as exhibits to this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares and the reservation for issuance and the issuance of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The Board of Directors of the Company has approved the resolutions (the "Signing Resolutions") substantially in the form as set forth as EXHIBIT C-1 attached hereto to authorize this Agreement and the transactions contemplated hereby The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect other than by the resolutions set forth in EXHIBIT C-2 attached hereto regarding the registration statement referred to in Section 4 hereof. The Company has delivered to the Buyer a true and correct copy of a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. No other approvals or consents of the Company's Board of Directors and/or shareholders is necessary under applicable laws and the Company's Certificate of Incorporation and/or Bylaws to authorize the execution and delivery of this Agreement or any of the transactions contemplated hereby, including, but not limited to, the issuance of the Commitment Shares and the issuance of the Purchase Shares.

         (c) CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 29,423,874 shares are issued and outstanding, none are held as treasury shares, 500,000 shares are reserved for issuance pursuant to the Company's stock option plans of which 467,500 shares remain available for future grants and 20,021,809 shares are issuable and reserved for issuance pursuant to securities (other than stock options issued pursuant to the Company's stock option plans) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) no shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive


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rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and summaries of the terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto.

         (d) ISSUANCE OF SECURITIES. The Commitment Shares and the Initial Purchase Shares have been duly authorized and, upon issuance (and payment therefor in the case of the Initial Purchase Shares) in accordance with the terms hereof, the Commitment Shares and Initial Purchase Shares shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. 6,000,000 shares of Common Stock have been duly authorized and reserved for issuance as Purchase Shares under this Agreement after the Commencement. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

         (e) NO CONFLICTS. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Purchase Shares) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults, terminations, amendments, accelerations, cancellations and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as


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disclosed in Schedule 3(e), neither the Company nor any of its Subsidiaries is in violation of any term of or is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments which could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act or applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in
Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date. Except as listed in Schedule 3(e), since January 1, 2006, the Company has not received nor delivered any notices or correspondence from or to the Principal Market. The Principal Market has not commenced any delisting proceedings against the Company.

         (f) SEC DOCUMENTS; FINANCIAL STATEMENTS. Except as disclosed in
Schedule 3(f), since January 1, 2006,, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates (except as they have been correctly amended), the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except as they may have been properly amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates (except as they have been properly amended), the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as listed in Schedule 3(f), the Company has received no notices or correspondence from the SEC since January 1, 2006. The SEC has not commenced any enforcement proceedings against the Company or any of its subsidiaries.

         (g) ABSENCE OF CERTAIN CHANGES. Except as disclosed in Schedule 3(g), since January 1, 2007, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

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         (h) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect. A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened in writing against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in Schedule 3(h).

         (i) ACKNOWLEDGMENT REGARDING BUYER'S STATUS. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

         (j) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          (k) INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(k), none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
Schedule 3(k), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

         (l) ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (m) TITLE. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(m) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

         (n) INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

         (o) REGULATORY PERMITS. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         (p) TAX STATUS. The Company and each of its Subsidiaries has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         (q) TRANSACTIONS WITH AFFILIATES. Except as set forth on Schedule 3(q) and other than the grant or exercise of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

         (r) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its board of directors have taken or will take prior to the Commencement Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

         (s) FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.


         4. COVENANTS.

         (a) FILING OF FORM 8-K AND REGISTRATION STATEMENT. The Company agrees that it shall, within the time required under the 1934 Act file a Report on Form 8-K disclosing this Agreement and the transaction contemplated hereby. The Company shall also file within ten (10) Business Days from the date hereof a new registration statement covering only the sale of the Commitment Shares and 7,333,333 Purchase Shares (which includes the 1,333,333 Initial Purchase Shares) in accordance with the terms of the Registration Rights Agreement between the Company and the Buyer, dated as of the date hereof ("Registration Rights Agreement"). After such registration statement is declared effective by the SEC, the Company agrees and acknowledges that any sales by the Company to the Buyer pursuant to this Agreement are sales of the Company's equity securities in a transaction that is registered under the 1933 Act.

         (b) BLUE SKY. The Company shall take such action, if any, as is reasonably necessary in order to obtain an exemption for or to qualify (i) the initial sale of the Commitment Shares and any Purchase Shares to the Buyer under this Agreement and (ii) any subsequent sale of the Commitment Shares and any Purchase Shares by the Buyer, in each case, under applicable securities or "Blue Sky" laws of the states of the United States in such states as is reasonably requested by the Buyer from time to time, and shall provide evidence of any such action so taken to the Buyer.

         (c) LISTING. The Company shall promptly secure the listing of all of the Purchase Shares and Commitment Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Business Day, provide to the Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

         (d) LIMITATION ON SHORT SALES AND HEDGING TRANSACTIONS. The Buyer agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11(k), the Buyer and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Section 242.200 of Regulation SHO of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

         (e) ISSUANCE OF COMMITMENT SHARES; LIMITATION ON SALES OF COMMITMENT SHARES. Immediately upon the execution of this Agreement, the Company shall issue to the Buyer as consideration for the Buyer entering into this Agreement 1,050,000 shares of Common Stock (the "Commitment Shares"). The Commitment Shares shall be issued in certificated form and (subject to Section 5 hereof) shall bear the following restrictive legend and no other restrictive legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

         The Buyer agrees that the Buyer shall not transfer or sell the Commitment Shares until the earlier of 500 Business Days (25 Monthly Periods) from the date hereof or the date on which this Agreement has been terminated, provided, however, that such restrictions shall not apply: (i) in connection with any transfers to or among affiliates (as defined in the 1934 Act), (ii) in connection with any pledge in connection with a bona fide loan or margin account, (iii) in the event that the Commencement does not occur on or before July 1, 2007, due to the failure of the Company to satisfy the conditions set forth in Section 7 or (iv) if an Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default, including any failure by the Company to timely issue Purchase Shares under this Agreement. Notwithstanding the forgoing, the Buyer may transfer Commitment Shares to a third party in order to settle a sale made by the Buyer where the Buyer reasonably expects the Company to deliver Purchase Shares to the Buyer under this Agreement so long as the Buyer maintains ownership of the same overall number of shares of Common Stock by "replacing" the Commitment Shares so transferred with Purchase Shares when the Purchase Shares are actually issued by the Company to the Buyer.

         (g) DUE DILIGENCE. The Buyer shall have the right, from time to time as the Buyer may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours. The Company and its officers and employees shall provide information and reasonably cooperate with the Buyer in connection with any reasonable request by the Buyer related to the Buyer's due diligence of the Company, including, but not limited to, any such request made by the Buyer in connection with (i) the filing of the registration statement described in Section 4(a) hereof and (ii) the Commencement. Each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party.


         5.       TRANSFER AGENT INSTRUCTIONS.

         Immediately upon the execution of this Agreement, the Company shall deliver to the Transfer Agent a letter in the form as set forth as EXHIBIT E attached hereto with respect to the issuance of the Commitment Shares. On the Commencement Date, the Company shall cause any restrictive legend on the Commitment Shares and the Initial Purchase Shares to be removed and all of the remaining Purchase Shares to be issued under this Agreement shall be issued without any restrictive legend unless the Buyer expressly consents otherwise. The Company shall issue irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, to issue Purchase Shares in the name of the Buyer for the Purchase Shares (the "Irrevocable Transfer Agent Instructions"). The Company warrants to the Buyer that no instruction other than the Irrevocable Transfer Agent Instructions expressly referred to in this Agreement, will be given by the Company to the Transfer Agent with respect to the Purchase Shares and that the Commitment Shares and the Purchase Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement subject to the provisions of
Section 4(e) in the case of the Commitment Shares.

         6.       CONDITIONS TO THE COMPANY'S RIGHT TO COMMENCE
                  SALES OF SHARES OF COMMON STOCK UNDER THIS AGREEMENT.

         The right of the Company hereunder to commence sales of the Purchase Shares is subject to the satisfaction of each of the following conditions on or before the Commencement Date (the date that the Company may begin sales):

         (a) The Buyer shall have executed each of the Transaction Documents and delivered the same to the Company;

         (b) A registration statement covering the sale of all of the Commitment Shares and Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the registration statement shall be pending or threatened by the SEC.


         7. CONDITIONS TO THE BUYER'S OBLIGATION TO MAKE PURCHASES OF SHARES OF COMMON STOCK.

         The obligation of the Buyer to buy Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions on or before the Commencement Date (the date that the Company may begin sales) and once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred:

         (a) The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer;

         (b) The Company shall have issued to the Buyer the Commitment Shares and the Initial Purchase Shares and shall have removed the restrictive transfer legend from the certificate representing the Commitment Shares and the Initial Purchase Shares;

         (c) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market and the Purchase Shares and the Commitment Shares shall be approved for listing upon the Principal Market;

         (d) The Buyer shall have received the opinions of the Company's legal counsel dated as of the Commencement Date substantially in the form of EXHIBIT A attached hereto;

         (e) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date. The Buyer shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Commencement Date, to the foregoing effect in the form attached hereto as EXHIBIT B;

         (f) The Board of Directors of the Company shall have adopted resolutions in the form attached hereto as EXHIBIT C which shall be in full force and effect without any amendment or supplement thereto as of the Commencement Date;

         (g) As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting purchases of Purchase Shares hereunder, 7,333,333 shares of Common Stock including the Initial Purchase Shares;

         (h) The Irrevocable Transfer Agent Instructions, in form acceptable to the Buyer shall have been delivered to and acknowledged in writing by the Company and the Company's Transfer Agent;

         (i) The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company in the State of Nevada issued by the Secretary of State of the State of Nevada as of a date within ten (10) Business Days of the Commencement Date;

         (j) The Company shall have delivered to the Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) Business Days of the Commencement Date;

         (k) The Company shall have delivered to the Buyer a secretary's certificate executed by the Secretary of the Company, dated as of the Commencement Date, in the form attached hereto as EXHIBIT D;

         (l) A registration statement covering the sale of all of the Commitment Shares and Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the registration statement shall be pending or threatened by the SEC. The Company shall have prepared and delivered to the Buyer a final and complete form of prospectus, dated and current as of the Commencement Date, to be used by the Buyer in connection with any sales of any Commitment Shares or any Purchase Shares, and to be filed by the Company one Business Day after the Commencement Date. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Commitment Shares and the Purchase Shares pursuant to this Agreement in compliance with such laws;

         (m) No Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred;

         (n) On or prior to the Commencement Date, the Company shall take all necessary action, if any, and such actions as reasonably requested by the Buyer, in order to render inapplicable any control share acquisition, business combination, shareholder rights plan or poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities; and

         (o) The Company shall have provided the Buyer with the information requested by the Buyer in connection with its due diligence requests made prior to, or in connection with, the Commencement, in accordance with the terms of
Section 4(g) hereof.


         8. INDEMNIFICATION.

         In consideration of the Buyer's execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and all of its affiliates, shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, other than with respect to Indemnified Liabilities which directly and primarily result from the gross negligence or willful misconduct of the Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.


         9.       EVENTS OF DEFAULT.

         An "Event of Default" shall be deemed to have occurred at any time as any of the following events occurs:

         (a) while any registration statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of such registration statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Buyer for sale of all of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Business Days or for more than an aggregate of twenty (20) Business Days in any 365-day period;

         (b) the suspension from trading or failure of the Common Stock to be listed on the Principal Market for a period of three (3) consecutive Business Days;

         (c) the delisting of the Company's Common Stock from the Principal Market, provided, however, that the Common Stock is not immediately thereafter trading on the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market, or the American Stock Exchange;

         (d) the failure for any reason by the Transfer Agent to issue Purchase Shares to the Buyer within five (5) Business Days after the applicable Purchase Date which the Buyer is entitled to receive;

         (e) the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach could have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least five (5) Business Days;

         (f) if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law ;

         (g) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) becomes insolvent, or
(F) is generally unable to pay its debts as the same become due; or

         (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company or any Subsidiary.

In addition to any other rights and remedies under applicable law and this Agreement, including the Buyer termination rights under Section 11(k) hereof, so long as an Event of Default has occurred and is continuing, or if any event which, after notice and/or lapse of time, would become an Event of Default, has occurred and is continuing, or so long as the Purchase Price is below the Purchase Price Floor, the Buyer shall not be obligated to purchase any shares of Common Stock under this Agreement. If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(f), 9(g) and 9(h) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.


         10.      CERTAIN DEFINED TERMS.

         For purposes of this Agreement, the following terms shall have the following meanings:

         (a) "1933 Act" means the Securities Act of 1933, as amended.

         (b) "Available Amount" means initially Eight Million Four Hundred Thousand Dollars ($8,400,000.00) in the aggregate which amount shall be reduced by the Purchase Amount each time the Buyer purchases shares of Common Stock pursuant to Section 1 hereof.

         (c) "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         (d) "Base Purchase Notice" shall mean an irrevocable written notice from the Company to the Buyer directing the Buyer to buy up to the Base Purchase Amount in Purchase Shares as specified by the Company therein at the applicable Purchase Price on the Purchase Date.

         (e) "Block Purchase Amount" shall mean such Block Purchase Amount as specified by the Company in a Block Purchase Notice subject to Section 1(b) hereof.

         (f) "Block Purchase Notice" shall mean an irrevocable written notice from the Company to the Buyer directing the Buyer to buy the Block Purchase Amount in Purchase Shares as specified by the Company therein at the Block Purchase Price as of the Purchase Date subject to Section 1 hereof.

         (d) "Business Day" means any day on which the Principal Market is open for trading including any day on which the Principal Market is open for trading for a period of time less than the customary time.

         (e) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by the Principal Market, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by the Principal Market.

         (f) "Confidential Information" means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within ten
(10) business days after the initial disclosure. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

         (g) "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         (h) "Maturity Date" means the date that is 500 Business Days (25 Monthly Periods) from the Commencement Date.

         (i) "Monthly Period" means each successive 20 Business Day period commencing with the Commencement Date.

         (j) "Person" means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         (k) "Principal Market" means the Nasdaq OTC Bulletin Board; provided however, that in the event the Company's Common Stock is ever listed or traded on the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange or the American Stock Exchange, than the "Principal Market" shall mean such other market or exchange on which the Company's Common Stock is then listed or traded.

         (l) "Purchase Amount" means, with respect to any particular purchase made hereunder, the portion of the Available Amount to be purchased by the Buyer pursuant to Section 1 hereof as set forth in a valid Base Purchase Notice or a valid Block Purchase Notice which the Company delivers to the Buyer.

         (m) "Purchase Date" means with respect to any particular purchase made hereunder, the Business Day after receipt by the Buyer of a valid Base Purchase Notice or a valid Block Purchase Notice that the Buyer is to buy Purchase Shares pursuant to Section 1 hereof.

         (n) "Purchase Price" means the lower of the (A) the lowest Sale Price of the Common Stock on the Purchase Date and (B) the arithmetic average of the three (3) lowest Closing Sale Prices for the Common Stock during the twelve (12) consecutive Business Days ending on the Business Day immediately preceding such Purchase Date (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction).

         (o) "Sale Price" means, any trade price for the shares of Common Stock on the Principal Market as reported by the Principal Market.

         (q) "SEC" means the United States Securities and Exchange Commission.

         (r) "Transfer Agent" means the transfer agent of the Company as set forth in Section 11(f) hereof or such other person who is then serving as the transfer agent for the Company in respect of the Common Stock.

         11. MISCELLANEOUS.

         (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (e) ENTIRE AGREEMENT. With the exception of the Mutual Nondisclosure Agreement between the parties dated as of March 13, 2007, this Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in this Agreement.

         (f) NOTICES. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; (ii) upon receipt when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:
                  Aethlon Medical, Inc.
                  3030 Bunker Hill Street
                  Suite 4000
                  San Diego, CA 92109
                  Telephone:        858-459-7800
                  Facsimile:        858-332-1739
                  Attention:        Chief Executive Officer

         With a copy to:
                  Richardson & Patel, LLP
                  10900 Wilshire Blvd., Suite 500
                  Los Angeles, CA 90404
                  Telephone:        310-208-1182
                  Facsimile:        310-208-1154
                  Attention:        Nimish Patel, Esq.

         If to the Buyer:
                  Fusion Capital Fund II, LLC
                  222 Merchandise Mart Plaza, Suite 9-112
                  Chicago, IL 60654
                  Telephone:        312-644-6644
                  Facsimile:        312-644-6244
                  Attention:        Steven G. Martin

         If to the Transfer Agent:
                  Computershare Trust Company
                  350 Indiana Street, #800
                  Golden, CO 80401
                  Telephone:        (303) 262-0600 ext. 4761
                  Facsimile:        (303) 262-0700
                  Attention:        Sue Barron

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may not assign its rights or obligations under this Agreement.

         (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (i) PUBLICITY. The Buyer shall have the right to approve before issuance any press release, SEC filing or any other public disclosure made by or on behalf of the Company whatsoever with respect to, in any manner, the Buyer, its purchases hereunder or any aspect of this Agreement or the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure (including any filings with the SEC) with respect to such transactions as is required by applicable law and regulations so long as the Company and its counsel consult with the Buyer in connection with any such press release or other public disclosure at least two (2) Business Days prior to its release. The Buyer must be provided with a copy thereof at least two (2) Business Days prior to any release or use by the Company thereof. The Company agrees and acknowledges that its failure to fully comply with this provision constitutes a material adverse effect on its ability to perform its obligations under this Agreement.

         (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (k) TERMINATION. This Agreement may be terminated only as follows:

                  (i) By the Buyer any time an Event of Default exists without any liability or payment to the Company. However, if pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(f), 9(g) and 9(h) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under this Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

                  (ii) In the event that the Commencement shall not have occurred, the Company shall have the option to terminate this Agreement for any reason or for no reason without liability of any party to any other party.

                  (iii) In the event that the Commencement shall not have occurred on or before July 1, 2007, due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the Commencement, the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability of any party to any other party.

                  (iv) If by the Maturity Date for any reason or for no reason the full Available Amount under this Agreement has not been purchased as provided for in Section 1 of this Agreement, by the Buyer without any liability or payment to the Company.

                  (v) At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a "Company Termination Notice") to the Buyer electing to terminate this Agreement without any liability or payment to the Buyer. The Company Termination Notice shall not be effective until one (1) Business Day after it has been received by the Buyer.

                  (vi) This Agreement shall automatically terminate on the date that the Company sells and the Buyer purchases the full Available Amount as provided herein, without any action or notice on the part of any party.

Except as set forth in Sections 11(k)(i) (in respect of an Event of Default under Sections 9(f), 9(g) and 9(h)) and 11(k)(vi), any termination of this Agreement pursuant to this Section 11(k) shall be effected by written notice from the Company to the Buyer, or the Buyer to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties of the Company and the Buyer contained in Sections 2, 3 and 5 hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Section 11, shall survive the Commencement and any termination of this Agreement. No termination of this Agreement shall affect the Company's or the Buyer's rights or obligations (i) under the Registration Rights Agreement which shall survive any such termination or (ii) under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

         (l) NO FINANCIAL ADVISOR, PLACEMENT AGENT, BROKER OR FINDER. The Company represents and warrants to the Buyer that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Buyer represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

         (m) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         (n) REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The Buyer's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Buyer under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Buyer contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Buyer's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         (0) ENFORCEMENT COSTS. If: (i) this Agreement is placed by the Buyer in the hands of an attorney for enforcement or is enforced by the Buyer through any legal proceeding; or (ii) an attorney is retained to represent the Buyer in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Buyer in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Buyer, as incurred by the Buyer, all reasonable costs and expenses including attorneys' fees incurred in connection therewith, in addition to all other amounts due hereunder.

         (p) FAILURE OR INDULGENCE NOT WAIVER. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.



                                    * * * * *

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.



                                              THE COMPANY:

                                              AETHLON MEDICAL, INC.


                                              By:______________________
                                              Name: James A. Joyce
                                              Title: Chief Executive Officer


                                              BUYER:

                                              FUSION CAPITAL FUND II, LLC
                                              BY: FUSION CAPITAL PARTNERS, LLC
                                              BY: ROCKLEDGE CAPITAL CORPORATION


                                              By:_______________________
                                              Name: Joshua B. Scheinfeld
                                              Title: President

                                    SCHEDULES
                                    ---------

Schedule 3(a)              Subsidiaries
Schedule 3(c)              Capitalization
Schedule 3(e)              Conflicts
Schedule 3(f)              1934 Act Filings
Schedule 3(g)              Material Changes
Schedule 3(h)              Litigation
Schedule 3(k)              Intellectual Property
Schedule 3(m)              Liens
Schedule 3(q)              Certain Transactions



                                    EXHIBITS
                                    --------

Exhibit A                  Form of Company Counsel Opinion
Exhibit B                  Form of Officer's Certificate
Exhibit C                  Form of Resolutions of Board of Directors of the
                             Company
Exhibit D                  Form of Secretary's Certificate
Exhibit E                  Form of Letter to Transfer Agent

                              DISCLOSURE SCHEDULES


SCHEDULE 3(A) - SUBSIDIARIES:
-----------------------------

The company has four wholly-owned dormant subsidiaries; Aethlon, Inc.; Hemex, Inc.; Syngen Research, Inc. and Cell Activation, Inc.

SCHEDULE 3(C) - CAPITALIZATION:
-------------------------------

Outstanding debt:


                        MATURITY                                                                           NOTE
     ORIGINAL           OR EXPIRY                                                                         BALANCE
       DATE               DATE             STATUS       DESCRIPTION          HOLDER                          03/23/07
------------------- ------------------ ---------------- -------------------- ------------------------ ----------------
      8/9/99                ?           DEFAULT         Note with Warrant    Coughlin                         $50,000
     11/10/99               ?           DEFAULT         Notes                Smith, W.                        $25,000
     11/11/99               ?           DEFAULT         Notes                Palmiter                         $25,000
     11/15/99               ?           DEFAULT         Note with Warrant    Hayden                           $25,000
     12/1/99                ?           DEFAULT         Notes                Reid                             $12,500
     3/23/00                ?           DEFAULT         Note with Warrant    Deaton                           $50,000
     3/28/00                ?           DEFAULT         Notes                Jenkins                          $25,000
     4/18/00                ?           DEFAULT         Notes                Harris                           $10,000
     5/25/00                ?           DEFAULT         Notes                Rockwell                         $12,500
     6/26/00                ?           DEFAULT         Notes                Weir                             $12,500
     10/16/01            4/17/02        DEFAULT         Notes                Drake                             $5,000
     4/30/03             6/25/03        DEFAULT         Note                 Jill Brodersen                  $150,000
     05/27/05            12/1/05        DEFAULT         Note with Warrant    Tompkins, Rodney                $100,000
---------------------------------------------------------------------------------------------------------------------
NOTES PAYABLE                                                                                                $502,500
---------------------------------------------------------------------------------------------------------------------


     7/11/05            1/2/07       EFFECTIVE Convertible Note -        Ellen R Weiner Family               $105,000
                                     $0.20 - w/ Warrants                 Revocable Trust
      8/2/05            1/2/07       EFFECTIVE Convertible Note -        Allan S Bird                         $25,000
                                     $0.20 - w/ Warrants
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
      8/2/05            1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $25,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     8/19/05            1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $50,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     8/31/05            1/2/07       $0.20 - w/ Warrants                 Revocable Trust                     $100,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     9/1 4/05           1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $75,000
                                     EFFECTIVE Convertible Note -
     9114/05            1/2/07       $0.20 - w/ Warrants                 Allan S Bird                         $25,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     9/30/05            1/2/07       $0.20 - w/ Warrants                 Revocable Trust                     $100,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     1017/05            1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $50,000
                                     EFFECTIVE Convertible Note -
     10(7/05            1/2/07       $0.20 - w/ Warrants                 Allan S Bird                         $50,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     10/14/05           1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $50,000
                                     EFFECTIVE Convertible Note -
     10/14105           1/2/07       $0.20 - w/ Warrants                 Allan S Bird                         $25,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     10/19/05           1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $25,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     11/4/05            1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $50,000
                                     EFFECTIVE Convertible Note -
     11/7/05            1/2/07       $0.20 - w/ Warrants                 Allan S. Bird                        $50,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     12/9/05            1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $50,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     12/13/05           1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $75,000
                                     EFFECTIVE Convertible Note -        Ellen R Weiner Family
     12/14/05           1/2/07       $0.20 - w/ Warrants                 Revocable Trust                      $20,000
                                     EFFECTIVE Convertible Note -
     12/14/05           1/2/07       $0.20 - w/ Warrants                 Allan S. Bird                        $50,000
                                     EFFECTIVE Convertible Note -
     12/15/06           3/15/07      $0.17 - w/ Warrants                 Phillip A Ward Trust                 $33,000
                                     EFFECTIVE Convertible Note -
     12/15/06           3/15/07      $0.17 - w/ Warrants                 Daniel J Ukkestad                    $17,000
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE  NOTES                                                                                         $1,050,000
PAYABLE
---------------------------------------------------------------------------------------------------------------------

                                       22

Warrants:

                                                                  EXPIRATION          EXERCISE          WARRANTS
                                             GRANT DATE              DATE               PRICE
Richardson Patel                              05/31/04             12/07/09               $   0.76            225,000
Mark Abdou                                    05/13/04             12/07/09               $   0.76             45,455
Addison Adams                                 05/31/04             12/07/09               $   0.76             45,455
AS Capital Partners                           05/31/04             12/07/09               $   0.76            113,636
Jud Hogan                                     05/31/04             12/07/09               $   0.76             25,000
Peter Hogan                                   05/31/04             12/07/09               $   0.76             11,364
Ryan Hong                                     05/31/04             12/07/09               $   0.76             11,364
L'Vrocha Equities                             05/31/04             12/07/09               $   0.76            113,636
Marketwise Trading                            05/31/04             12/07/09               $   0.76            272,727
MF Investments, LLC                           05/31/04             12107/09               $   0.76             56,818
Benjamin Padnos                               05/31/04             12/07/09               $   0.76             50,000
Greg Suess                                    05/31/04             12/07/09               $   0.76             22,727
Linda Sharkus                                 05/31/04             12/07/09               $   0.76             22,727
Sima Yakoby                                   05/31/04             12/07/09               $   0.76             56,818
RP Capital                                    05/20/04             12/07/09               $   0.76            113,636
Michael Burchard                              10/06/04             10/06/07               $   0.50             80,000
Michael Burchard                              10/06/04             10/06/07               $   0.90             44,444
Robert Burchard                               10/06/04             10/06/07               $   0.50             80,000
Robert Burchard                               10/06/04             10/06/07               $   0.90             44,444
Phillip A Ward Trust (03/04/96)               11/14/06             11/14/11               $   0.50            100,000
Phillip A Ward Trust (03/04/96)               10/20/04             10/20/07               $   0.90             55,555
Michael Burchard                              1/10/05              10/10/08               $   0.44             55,556
Phillip A Ward Trust (03/04/96)               02/02/05             02/02/08               $   0.34             90,000
Phillip A Ward Trust (03/04/96)               05/16/05             05/16/08              $   0.176            100,000
Fusion Capital                                05/16/05             05/16/10               $   0.25            300,000
Richardson and Patel - Nimish                 06/22/05             05/11/08               $   0.25            418,365
Ellen R Weiner Family Revocable Trust         7/11/05              07/11/08               $   0.20            525,000
Allan S Bird                                   8/2/05              08/02/08               $   0.20            125,000
Ellen R Weiner Family Revocable Trust          8/2/05              08/02/06               $   0.20            125,000
Ellen R Weiner Family Revocable Trust         8/19/05              08/19/08               $   0.20            250,000
Ellen R Weiner Family Revocable Trust         8/31/05              08/31/08               $   0.20            500,000
Ellen R Weiner Family Revocable Trust         9/14/05              09/14/08               $   0.20            375,000
Allan S Bird                                  9/14/05              09/14/08               $   0.20            125,000
Ellen R Weiner Family Revocable Trust         9/30/05              09/30/08               $   0.20            500,000
Ellen R Weiner Family Revocable Trust         10/7/05              10/07/08               $   0.20            250,000
Allan S. Bird                                 10/7/05              10/07/08               $   0.20            250,000
Ellen R Weiner Family Revocable Trust         10/14/05             10/14/08               $   0.20            250,000
Allan S. Bird                                 10/14/05             10/14/08               $   0.20            125,000
Ellen R Weiner Family Revocable Trust         10/19/05             10/19/08               $   0.20            125,000
Ellen R Weiner Family Revocable Trust         11/4/05              11/04/08               $   0.20            250,000
Allan S. Bird                                 11/7/05              11/07/08               $   0.20            250,000
Ellen R Weiner Family Revocable Trust         12/9/05              12/09/08               $   0.20            250,000
Ellen R Weiner Family Revocable Trust         12/13/05             12/13/08               $   0.20            375,000
Ellen R Weiner Family Revocable Trust         12/14/05             12/14/08               $   0.20            100,000
Allan S. Bird                                 12/14/05             12/14/08               $   0.20            250,000
Fusion Capital Fund II, LLC                   03/31/06             03/31/11               $   0.76            568,181
Phillip A. Ward Trust                         11/14/06             11/14/11               $   0.18            555,556
Phillip A. Ward Trust                         11/14/06             11/14/11               $   0.18            555,556
Phillip A. Ward Trust                         12/15/06             12/15/11               $   0.17            194,118
Phillip A. Ward Trust                         12/15/06             12/15/11               $   0.17            194,118
Daniel J Ukkestad                             12/15/06             12/15/11               $   0.17            100,000
Daniel J Ukkestad                             12/15/06             12/15/11               $   0.17            100,000
Ellen R Weiner Family Revocable Trust         03/05/07            0 1/02/1 1              $   0.20            527,577
Ellen R Weiner Family Revocable Trust            NA                   NA                  $   0.20            263,789
Allan Bird Estate                             03/05/07             01/02/11               $   0.20            148,959
Allan Bird Estate                                NA                   NA                  $   0.20             74,480
Hoffmann/Claypoole                            03/05/07             01/02/11               $   0.20              8,792
Hoffmann/Claypoole                               NA                   NA                  $   0.20              4,396

---------------------------------------------------------------------------------------------------------------------
                                                                                                           10,850,249
---------------------------------------------------------------------------------------------------------------------


                                       23

Stock Options:

                                  GRANT                EXPIRATION              EXERCISE              OUTSTANDING
                                  DATE                    DATE                   PRICE                 3/23/07
Tullis, Richard H.              Mar. 2001               12-31-10                        $ 2.56                 30,000
Broenniman                      Oct. 2000               9-24-10                         $ 3.75                  2,500
Haglund, Bruce H.              Sept. 2000               7-15-08                         $ 2.00                  7,500
Burkhalter, Alton G.           Sept. 2000               7-15-08                         $ 2.00                  7,500
Barry, Franklyn S. Jr.          Nov. 2001               11-29-11                        $ 1.84                  1,867
Broenniman                      Nov. 2001               11-29-11                        $ 1.78                  3,000
Stefanovich, Robert S.          July 2001               7-15-11                         $ 2.25                 50,000
Tullis, Richard H.              03/12/02               March 2012                       $ 1.90                250,000
Jim Joyce                       02/23/05                2/23/10                         $ 0.38              1,115,550
                                                        12/31/10                        $ 0.38                557,775
                                                        12/31/11                        $ 0.36                557,775
Rick Tullis                     02/23/05                2/23/10                         $ 0.36                867,175
                                                        12/31/10                        $ 0.38                433,588
                                                        12/31/11                        $ 0.38                433,587
Ed Broenniman                   02/23/05                2/23/10                         $ 0.38                205,825
                                                        12/31/10                        $ 0.38                154,362
                                                        12/31/11                        $ 0.38                154,363
Frank Barry                     02/23/05                2/23/10                         $ 0.38                205,825
                                                        12/31/10                        $ 0.38                154,362
                                                        12/31/11                        $ 0.38                154,363
Dorst, James                     8/1/05                 08/01/08                        $ 0.23                500,000
Joyce, James                     9/9/05                 09/09/15                        $ 0.21              2,857,143
Handley, Harold                 10/02/06                10/02/16                        $ 0.27                500,000

---------------------------------------------------------------------------------------------------------------------
                                                                                                            9,204,060
---------------------------------------------------------------------------------------------------------------------

Agreements to register the sale of securities:

Under the terms of the Company's 10% Series A Convertible Notes, associated Registration Rights Agreements and Allonges (dated March 5, 2007; signed by the Company but, yet to be executed by the Noteholders) the Company is obligated to amend/or file a new registration statement with the SEC for the shares underlying the original SB-2 filing (January 2006) and Allonge shares by March 31, 2007.

SCHEDULE 3(e) - NO CONFLICTS:
-----------------------------

None

SCHEDULE 3(f) - 1934 ACT FILINGS:
---------------------------------

On August 1, 2006, the Company received a letter from the SEC questioning the treatment of its accounting for warrants issued with our 10% Series A Convertible Notes under EITF 00-19 within the Company's Form 10-KSB filed for the fiscal year ending March 31, 2006. Management and our auditors immediately responded and on August 29, 2006 we were notified by the Commission that their review was complete, and that we apparently had properly valued and disclosed the warrant obligation.

SCHEDULE 3(g) - ABSENCE OF CERTAIN CHANGES:
-------------------------------------------

None

SCHEDULE 3(h) - LITIGATION:
---------------------------

None


SCHEDULE 3(k) - INTELLECTUAL PROPERTY RIGHTS:
---------------------------------------------

No material intellectual property rights have expired over the prior two years, nor are any slated to run to term within the next two years.

SCHEDULE 3(m) - TITLE:
----------------------

None

SCHEDULE 3(q) - TRANSACTIONS WITH AFFILIATES:
---------------------------------------------

None

                                    EXHIBIT A
                                    ---------

                         FORM OF COMPANY COUNSEL OPINION

         Capitalized terms used herein but not defined herein, have the meaning set forth in the Common Stock Purchase Agreement. Based on the foregoing, and subject to the assumptions and qualifications set forth herein, we are of the opinion that:

                  1. The Company is a corporation existing and in good standing under the laws of the State of Nevada. The Company is qualified to do business as a foreign corporation and is in good standing in the States of California.


                  2. The Company has the corporate power to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party. The Company has the corporate power to conduct its business as, to the best of our knowledge, it is now conducted, and to own and use the properties owned and used by it.


                  3. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Company. The execution and delivery of the Transaction Documents by the Company, the performance of the obligations of the Company thereunder and the consummation by it of the transactions contemplated therein have been duly authorized and approved by the Company's Board of Directors and no further consent, approval or authorization of the Company, its Board of Directors or its stockholders is required. The Transaction Documents to which the Company is a party have been duly executed and delivered by the Company and are the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, liquidation or similar laws relating to, or affecting creditor's rights and remedies.


                  4. The execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated thereby including the offering, sale and issuance of the Commitment Shares, and the Purchase Shares in accordance with the terms and conditions of the Common Stock Purchase Agreement, and fulfillment and compliance with terms of the Transaction Documents, does not and shall not: (i) conflict with, constitute a breach of or default (or an event which, with the giving of notice or lapse of time or both, constitutes or could constitute a breach or a default), under (a) the Certificate of Incorporation or the Bylaws of the Company, (b) any material agreement, note, lease, mortgage, deed or other material instrument to which to our knowledge the Company is a party or by which the Company or any of its assets are bound, (ii) result in any violation of any statute, law, rule or regulation applicable to the Company, or (iii) to our knowledge, violate any order, writ, injunction or decree applicable to the Company or any of its subsidiaries.


                  5. The issuance of the Purchase Shares and Commitment Shares pursuant to the terms and conditions of the Transaction Documents has been duly authorized and the Commitment Shares and the Initial Purchase Shares have been validly issued, fully paid and non-assessable, to our knowledge, free of all taxes, liens, charges, restrictions, rights of first refusal and preemptive rights. 6,000,000 shares of Common Stock have been properly reserved for issuance under the Common Stock Purchase Agreement. When issued and paid for in accordance with the Common Stock Purchase Agreement, the Purchase Shares shall be validly issued, fully paid and non-assessable, to our knowledge, free of all taxes, liens, charges, restrictions, rights of first refusal and preemptive rights. To our knowledge, the execution and delivery of the Registration Rights Agreement do not, and the performance by the Company of its obligations thereunder shall not, give rise to any rights of any other person for the registration under the 1933 Act of any shares of Common Stock or other securities of the Company which have not been waived.


                  6. As of the date hereof, the authorized capital stock of the Company consists of _______ shares of common stock, par value $______ per share, of which to our knowledge __________ shares are issued and outstanding. Except as set forth on Schedule 3(c) of the Common Stock Purchase Agreement, to our knowledge, there are no outstanding shares of capital stock or other securities convertible into or exchangeable or exercisable for shares of the capital stock of the Company.


                  7. Assuming the accuracy of the representations and your compliance with the covenants made by you in the Transaction Documents, the offering, sale and issuance of the Commitment Shares and the Initial Purchase Shares to you pursuant to the Transaction Documents is exempt from registration under the 1933 Act and the securities laws and regulations of the State of California.


                  8. Other than that which has been obtained and completed prior to the date hereof, no authorization, approval, consent, filing or other order of any federal or state governmental body, regulatory agency, or stock exchange or market, or any court, or, to our knowledge, any third party is required to be obtained by the Company to enter into and perform its obligations under the Transaction Documents or for the Company to issue and sell the Purchase Shares as contemplated by the Transaction Documents.


                  9. The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. To our knowledge, since, January 1, 2006, the Company has been in compliance with the reporting requirements of the 1934 Act applicable to it To our knowledge, since January 1, 2006, the Company has not received any written notice from the Principal Market stating that the Company has not been in compliance with any of the rules and regulations (including the requirements for continued listing) of the Principal Market.


         We further advise you that to our knowledge, except as disclosed on
Schedule 3(h) in the Common Stock Purchase Agreement, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, any governmental agency, any stock exchange or market, or self-regulatory organization, which has been threatened in writing or which is currently pending against the Company, any of its subsidiaries, any officers or directors of the Company or any of its subsidiaries or any of the properties of the Company or any of its subsidiaries.

         In addition, we have participated in the preparation of the Registration Statement (SEC File #________) covering the sale of the Purchase Shares, the Commitment Shares including the prospectus dated ____________, contained therein and in conferences with officers and other representatives of the Company (including the Company's independent auditors) during which the contents of the Registration Statement and related matters were discussed and reviewed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the information that was developed in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law, nothing came to our attention that caused us to believe that the Registration Statement (other than the financial statements and schedules and the other financial and statistical data included therein, as to which we express no belief), as of their dates, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    EXHIBIT B
                                    ---------

                          FORM OF OFFICER'S CERTIFICATE

             This Officer's Certificate ("CERTIFICATE") is being delivered pursuant to Section 7(e) of that certain Common Stock Purchase Agreement dated as of March 21, 2007, ("COMMON STOCK PURCHASE AGREEMENT"), by and between AETHLON MEDICAL, INC., a Nevada corporation (the "COMPANY"), and FUSION CAPITAL FUND II, LLC (the "BUYER"). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Common Stock Purchase Agreement.

             The undersigned, James W. Dorst, Chief Financial Officer of the Company, hereby certifies as follows:

                  1. I am the Chief financial Officer of the Company and make the statements contained in this Certificate;

                  2. The representations and warranties of the Company are true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of the Common Stock Purchase Agreement, in which case, such representations and warranties are true and correct without further qualification) as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date);

                  3. The Company has performed, satisfied and complied in all material respects with covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date.

                  4. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

         IN WITNESS WHEREOF, I have hereunder signed my name on this ___ day of
___________.

                                                  ______________________
                                                  James W. Dorst:
                                                  Chief Financial Officer

         The undersigned as Secretary of AETHLON MEDICAL, INC., a Nevada corporation, hereby certifies that James A. Joyce is the duly elected, appointed, qualified and acting Secretary of Aethlon Medical, Inc. and that the signature appearing above is his genuine signature.

                                             ___________________________________
                                             James A. Joyce

                                   EXHIBIT C-1
                                   -----------

                           FORM OF COMPANY RESOLUTIONS
                         FOR SIGNING PURCHASE AGREEMENT

                          UNANIMOUS WRITTEN CONSENT OF
                              AETHLON MEDICAL, INC.

         The undersigned, being all of the members of the Board of Directors of Aethlon Medical, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the autority Granted by Section 78.315 of the Nevada General Corporation Law, do hereby adopt the following resolutions by written consent as of March 21, 2007:

         WHEREAS, there has been presented to the Board of Directors of the Corporation a draft of the Common Stock Purchase Agreement (the "Purchase Agreement") by and between the Corporation and Fusion Capital Fund II, LLC ("Fusion"), providing for the purchase by Fusion of up to Eight Million Four Hundred Thousand Dollars ($8,400,000) of the Corporation's common stock, par value $0.001 (the "Common Stock"); and

         WHEREAS, after careful consideration of the Purchase Agreement, the documents incident thereto and other factors deemed relevant by the Board of Directors, the Board of Directors has determined that it is advisable and in the best interests of the Corporation to engage in the transactions contemplated by the Purchase Agreement, including, but not limited to, the issuance of 1,050,000 shares of Common Stock to Fusion as a commitment fee (the "Commitment Shares") and the sale of shares of Common Stock to Fusion up to the available amount under the Purchase Agreement (the "Purchase Shares").

                              TRANSACTION DOCUMENTS
                              ---------------------


         NOW, THEREFORE, BE IT RESOLVED, that the transactions described in the Purchase Agreement are hereby approved and James A. Joyce and James W. Dorst (the "Authorized Officers") are severally authorized to execute and deliver the Purchase Agreement, and any other agreements or documents contemplated thereby including, without limitation, a registration rights agreement (the "Registration Rights Agreement") providing for the registration of the shares of the Company's Common Stock issuable in respect of the Purchase Agreement on behalf of the Corporation, with such amendments, changes, additions and deletions as the Authorized Officers may deem to be appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and


         FURTHER RESOLVED, that the terms and provisions of the Registration Rights Agreement by and among the Corporation and Fusion are hereby approved and the Authorized Officers are authorized to execute and deliver the Registration Rights Agreement (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officer may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and


         FURTHER RESOLVED, that the terms and provisions of the Form of Transfer Agent Instructions (the "Instructions") are hereby approved and the Authorized Officers are authorized to execute and deliver the Instructions (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officers may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

                         EXECUTION OF PURCHASE AGREEMENT
                         -------------------------------


         FURTHER RESOLVED, that the Corporation be and it hereby is authorized to execute the Purchase Agreement providing for the purchase of common stock of the Corporation having an aggregate value of up to $8,400,000.00; and


                            ISSUANCE OF COMMON STOCK
                            ------------------------


         FURTHER RESOLVED, that the Corporation is hereby authorized to issue 1,050,000 shares of Common Stock to Fusion Capital Fund II, LLC as Commitment Shares and that upon issuance of the Commitment Shares pursuant to the Purchase Agreement, the Commitment Shares shall be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and


         FURTHER RESOLVED, that the Corporation is hereby authorized to issue shares of Common Stock upon the purchase of Purchase Shares up to the available amount under the Purchase Agreement in accordance with the terms of the Purchase Agreement and that, upon issuance of the Purchase Shares pursuant to the Purchase Agreement, the Purchase Shares will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and


         FURTHER RESOLVED, THAT THE CORPORATION SHALL INITIALLY RESERVE 7,333,333 SHARES OF COMMON STOCK FOR ISSUANCE AS PURCHASE SHARES UNDER THE PURCHASE AGREEMENT.


                               APPROVAL OF ACTIONS
                               -------------------


         FURTHER RESOLVED, that, without limiting the foregoing, the Authorized Officers are, and each of them hereby is, authorized and directed to proceed on behalf of the Corporation and to take all such steps as deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Corporation to consummate the agreements referred to herein and to perform its obligations under such agreements; and


         FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, documents, certificates, reports, schedules, applications, notices, letters and undertakings and to incur and pay all such fees and expenses as in their judgment shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the agreements described herein are hereby approved, ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the Board of Directors has executed and delivered this Consent effective as of March __, 2007. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.



         Dated as of March 21, 2007


                           DIRECTORS:



                                                      __________________________
                                                      James A. Joyce



                                                      __________________________
                                                      Franklyn S. Barry, Jr.


                                                      __________________________
                                                      Edward G. Broenniman


                                                     ___________________________
                                                     Richard H. Tullis





being all of the directors of AETHLON MEDICAL, INC., a Nevada corporation.

                                   EXHIBIT C-2
                                   -----------

          FORM OF COMPANY RESOLUTIONS APPROVING REGISTRATION STATEMENT

                          UNANIMOUS WRITTEN CONSENT OF
                              AETHLON MEDICAL, INC.



         The undersigned, being all of the members of the Board of Directors of Aethlon Medical, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority Granted by Section 78.315 of the Nevada General Corporation Law, do hereby adopt the following resolutions by written consent as of March 21, 2007:

         WHEREAS, there has been presented to the Board of Directors of the Corporation Common Stock Purchase Agreement (the "Purchase Agreement") by and among the Corporation and Fusion Capital Fund II, LLC ("Fusion"), providing for the purchase by Fusion of up to Eight Million Four Hundred Thousand Dollars ($8,400,000) of the Corporation's common stock, par value $0.001 (the "Common Stock"); and


         WHEREAS, after careful consideration of the Purchase Agreement, the documents incident thereto and other factors deemed relevant by the Board of Directors, the Board of Directors has approved the Purchase Agreement and the transactions contemplated thereby and the Company has executed and delivered the Purchase Agreement to Fusion; and


         WHEREAS, the management of the Corporation has prepared an initial draft of a Registration Statement on Form SB-2 (the "Registration Statement") in order to register the sale of the Purchase Shares and the Commitment Shares (collectively, the "Shares"); and


         WHEREAS, the Board of Directors has determined to approve the Registration Statement and to authorize the appropriate officers of the Corporation to take all such actions as they may deem appropriate to effect the offering.


         NOW, THEREFORE, BE IT RESOLVED, that the officers and directors of the Corporation be, and each of them hereby is, authorized and directed, with the assistance of counsel and accountants for the Corporation, to prepare, execute and file with the Commission the Registration Statement, which Registration Statement shall be filed substantially in the form presented to the Board of Directors, with such changes therein as the Chief Executive Officer of the Corporation or any Vice President of the Corporation shall deem desirable and in the best interest of the Corporation and its shareholders (such officer's execution thereof including such changes shall be deemed to evidence conclusively such determination); and


         FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed, with the assistance of counsel and accountants for the Corporation, to prepare, execute and file with the Commission all amendments, including post-effective amendments, and supplements to the Registration Statement, and all certificates, exhibits, schedules, documents and other instruments relating to the Registration Statement, as such officers shall deem necessary or appropriate (such officer's execution and filing thereof shall be deemed to evidence conclusively such determination); and


         FURTHER RESOLVED, that the execution of the Registration Statement and of any amendments and supplements thereto by the officers and directors of the Corporation be, and the same hereby is, specifically authorized either personally or by the Authorized Officers as such officer's or director's true and lawful attorneys-in-fact and agents; and

         FURTHER RESOLVED, that the Authorized Officers are hereby designated as "Agent for Service" of the Corporation in connection with the Registration Statement and the filing thereof with the Commission, and the Authorized Officers hereby are authorized to receive communications and notices from the Commission with respect to the Registration Statement; and


         FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to pay all fees, costs and expenses that may be incurred by the Corporation in connection with the Registration Statement; and


         FURTHER RESOLVED, that it is desirable and in the best interest of the Corporation that the Shares be qualified or registered for sale in various states; that the officers of the Corporation be, and each of them hereby is, authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Shares as they may deem advisable; that said officers be, and each of them hereby is, authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents, appointments of attorneys for service of process and resolutions; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents so executed and the actions so taken; and


         FURTHER RESOLVED, that if, in any state where the securities to be registered or qualified for sale to the public, or where the Corporation is to be registered in connection with the public offering of the Shares, a prescribed form of resolution or resolutions is required to be adopted by the Board of Directors, each such resolution shall be deemed to have been and hereby is adopted, and the Secretary is hereby authorized to certify the adoption of all such resolutions as though such resolutions were now presented to and adopted by the Board of Directors; and


         FURTHER RESOLVED, that the officers of the Corporation with the assistance of counsel be, and each of them hereby is, authorized and directed to take all necessary steps and do all other things necessary and appropriate to effect the listing of the Shares on the OTC Bulletin Board.


                               APPROVAL OF ACTIONS
                               -------------------


         FURTHER RESOLVED, that, without limiting the foregoing, the Authorized Officers are, and each of them hereby is, authorized and directed to proceed on behalf of the Corporation and to take all such steps as are deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Corporation to take all such action referred to herein and to perform its obligations incident to the registration, listing and sale of the Shares; and

         FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, documents, certificates, reports, schedules, applications, notices, letters and undertakings and to incur and pay all such fees and expenses as in their judgment shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the agreements described herein are hereby approved, ratified and confirmed in all respects.


         IN WITNESS WHEREOF, the Board of Directors has executed and delivered this Consent effective as of March 21, 2007. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.



         Dated as of March 21, 2007


                           DIRECTORS:



                                                      __________________________
                                                      James A. Joyce



                                                      __________________________
                                                      Franklyn S. Barry, Jr.


                                                      __________________________
                                                      Edward G. Broenniman


                                                      __________________________
                                                      Richard H. Tullis





being all of the directors of AETHLON MEDICAL, INC., a Nevada corporation.

                                    EXHIBIT D
                                    ---------

                         FORM OF SECRETARY'S CERTIFICATE

         This Secretary's Certificate ("Certificate") is being delivered pursuant to Section 7(k) of that certain Common Stock Purchase Agreement dated as of March 21, 2007, ("Common Stock Purchase Agreement"), by and between AETHLON MEDICAL, INC., a Nevada corporation (the "Company") and FUSION CAPITAL FUND II, LLC (the "Buyer"), pursuant to which the Company may sell to the Buyer up to Eight Million Four Hundred Thousand Dollars ($8,400,000) of the Company's Common Stock, par value $0.001 per share (the "Common Stock"). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Common Stock Purchase Agreement.

         The undersigned, James A. Joyce, Secretary of the Company, hereby certifies as follows:

                  1. I am the Secretary of the Company and make the statements contained in this Secretary's Certificate.

                  2. Attached hereto as EXHIBIT A and EXHIBIT B are true, correct and complete copies of the Company's bylaws ("Bylaws") and Certificate of Incorporation ("Articles"), in each case, as amended through the date hereof, and no action has been taken by the Company, its directors, officers or shareholders, in contemplation of the filing of any further amendment relating to or affecting the Bylaws or Articles.

                  3. Attached hereto as EXHIBIT C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company on March 21, 2007, at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded and remain in full force and effect and such resolutions are the only resolutions adopted by the Company's Board of Directors, or any committee thereof, or the shareholders of the Company relating to or affecting (i) the entering into and performance of the Common Stock Purchase Agreement, or the issuance, offering and sale of the Purchase Shares and the Commitment Shares and (ii) and the performance of the Company of its obligation under the Transaction Documents as contemplated therein.

4. As of the date hereof, the authorized, issued and reserved capital stock of the Company is as set forth on EXHIBIT D hereto.

         IN WITNESS WHEREOF, I have hereunder signed my name on this ___ day of
____________.

                                                       _________________________
                                                       Secretary


The undersigned as ___________ of __________, a ________ corporation, hereby certifies that ____________ is the duly elected, appointed, qualified and acting Secretary of _________, and that the signature appearing above is his genuine signature.

                                             ___________________________________

                                    EXHIBIT E
                                    ---------

    FORM OF LETTER TO THE TRANSFER AGENT FOR THE ISSUANCE OF THE COMMITMENTS
                   SHARES AT SIGNING OF THE PURCHASE AGREEMENT




                              [COMPANY LETTERHEAD]



[DATE]

[TRANSFER AGENT]
__________________
__________________
__________________

Re: Issuance of Common Shares to Fusion Capital Fund II, LLC

Dear ________,

On behalf of AETHLON MEDICAL, INC., a Nevada corporation (the "Company"), you are hereby instructed to issue AS SOON AS POSSIBLE 1,050,000 shares of our common stock in the name of FUSION CAPITAL FUND II, LLC. The share certificate should be dated [DATE OF THE COMMON STOCK PURCHASE AGREEMENT]. I have included a true and correct copy of a unanimous written consent executed by all of the members of the Board of Directors of the Company adopting resolutions approving the issuance of these shares. The shares should be issued subject to the following restrictive legend and NO OTHER LEGEND WHATSOEVER:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The share certificate should be sent AS SOON AS POSSIBLE VIA OVERNIGHT MAIL to the following address:

                           Fusion Capital Fund II, LLC
                           222 Merchandise Mart Plaza, Suite 9-112
                           Chicago, IL 60654
                           Attention: Steven Martin

Thank you very much for your help. Please call me at ______________ if you have any questions or need anything further.

AETHLON MEDICAL, INC., a Nevada corporation


BY:_____________________________
         [name]
         [title]